EXHIBIT 10.65

AMENDED FORBEARANCE AGREEMENT BETWEEN
GALAXY ENERGY CORPORATION AND BRUNER FAMILY TRUST UTD
MARCH 28, 2005 DATED EFFECTIVE JUNE 30, 2007

AMENDED FORBEARANCE AGREEMENT

This Amended Forbearance Agreement (this “Agreement”) is dated to be effective as of June 30, 2007, and is entered into by and between Galaxy Energy Corporation, a Colorado corporation (“Borrower”) and Bruner Family Trust UTD March 28, 2005 (“Note Holder”).

RECITALS:

WHEREAS, Borrower and Note Holder are parties to that certain Promissory Note in the principal amount of $2,600,000, dated January 14, 2004, as amended by that certain Note Modification Agreement, dated April 1, 2006 (the Promissory Note and the Note Modification Agreement are collectively referred to herein as the “Note”);

WHEREAS, Borrower has failed to make the mandatory payment of the principal and interest owing as required under Section 1 of the Note (the “Primary Payment”); and

WHEREAS, Note Holder is willing to forbear from enforcing its rights that arise as a result of the failure by Borrower to make the Primary Payment for a limited period of time, provided that Borrower complies with the terms of this Agreement; and

WHEREAS, Note Holder and Borrower evidenced this agreement by means of a Forbearance Agreement dated December 1, 2006 (the “Forbearance Agreement”); and

WHEREAS, Note Holder and Borrower wish to extend the Termination Date stated in the Forbearance Agreement to August 31, 2007;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Note Holder hereby agrees to refrain through 5:00 p.m. Mountain Standard Time on August 31, 2007 (the “Termination Date”) from exercising any of its rights and remedies under the Note that may exist by virtue of the failure by Borrower to make the Primary Payment and hereby waives any such rights until the Termination Date.

2.  All of the other terms and provisions of the Forbearance Agreement remain unchanged.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above, by their respective duly authorized officers.

BORROWER Galaxy Energy Corporation By: /s/ Christopher S. Hardesty______________ Name:__Christopher S. Hardesty_______________ Title: ____SVP & CFO_______________________
NOTE HOLDER

Bruner Family Trust UTD March 28, 2005

By:  /s/ Marc E. Bruner, Trustee_____
Name:  Marc E. Bruner, Trustee___________________

By: _/s/ Cynthia L. Gausvik_______________________
Name:  Cynthia L. Gausvik, Trustee_________________